Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

BUSINESS VALUATION REPORT OF THE BUSINESS ENTERPRISE OF SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD.

深圳市波特城投資管理有限公司企業商業估值報告

PREPARED BY

ROYAL CHARTERED VALUATION SURVEYORS

OF

ASIA ASSET LIMITED

亞洲資產有限公司
英國皇家特許評估測量師
編製

2017/03/31

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

Contents 內容 **Page No. 頁碼**

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

REF 參考編號: BV/2017/0116/0331/PORTER/WSFE
DATE 日期: 2017/03/31

The Director/ President 董事/ 總裁
PORTER GROUP LIMITED
波特集團有限公司
Level 2, Block 1, Internet Estate Park,
No. 68 Guo Wei Road, Lintang, Lowu, China
中国深圳羅湖蓮塘國威路68號互聯網產業園1棟2樓

Dear Director/ President,
致董事/ 總裁,

RE 事由: BUSINESS VALUATION OF THE BUSINESS ENTERPRISE OF SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD.
深圳市波特城投資管理有限公司企業商業估值

1.0 INSTRUCTIONS 委托指示

In accordance with the instructions from "**PORTER GROUP LIMITED**", we have made an appraisal of the fair market value of the business enterprise of "**BUSINESS VALUATION OF THE BUSINESS ENTERPRISE OF SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD.**" (referred to as the "**Business Enterprise**"/ "**PCIM**") for sale and purchase purposes as at 28th March 2017 (referred to as the "Valuation Date"). We confirm that we have made relevant enquiries and obtained such information from **PCIM** as we consider necessary for the purposes of providing our opinion of the fair market value of the Business Enterprise as at the Valuation Date.

按照"波特集團有限公司"委託指示，吾等已經對"深圳市波特城投資管理有限公司"（以下簡稱"企業"/"波特城投資管理"）進行企業商業估值評估，提供企業於2017年3月28日的公平市場價值，作為波特城投資管理的買賣用途。吾等確認於達至本報告，評估日期之公平市場價值意見時，查詢及收集對波特城投資管理，進行企業商業評估所需之資料。

2.0 INTRODUCTION 引言

In preparing this business valuation report for **PCIM**, we have been provided relevant background information, history, approvals, business license, contracts and business plan of the Business Enterprise by **PCIM** for sale and purchase purposes.

於編製本商業評估報告時, 波特城投資管理已經向本公司, 提供企業相關參考資料, 如公司背景、歷史、批文、商業執照、合同及商業計劃書等, 作為波特城投資管理的買賣用途。

3.0 MAIN BUSINESS 主要業務

"SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD." (referred to as the "Business Enterprise"/ **"PCIM"**) is a limited company, set up in China dated 16th April 2013. **PCIM**'s officially Chinese company name in accordance with his business license is "深圳市波特城投資管理有限公司". In accordance with the business plan, **PCIM** focuses his business as an innovative O2O (ONLINE TO OFFLINE) business platform operator covering both online E-commerce and offline commercial chain entity of three-dimensional synchronous operation together with integrated comprehensive services for consumer manufacturing enterprises. **PCIM**'s major business, subsidiaries and missions are summarized below:

"深圳市波特城投資管理有限公司" (以下簡稱"企業"/ "波特城投資管理") 於2013年4月16日成立。 按照波特城投資管理的營業執照, 其官方正式的中文名字是"深圳市波特城投資管理有限公司"。根據波特城投資管理的商業計劃書, 波特城投資管理是一個 O2O 平臺運營商（O2O, ONLINE TO OFFINE）, 即實體（OFFLINE）+ 網路（ONLINE）+服務，專門為原產地消費型生產製造企業提線上線上下立體同步垂直營銷運營及綜合配套服務, 其主要業務、子公司及目標摘要如下:

3.1 **"SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD."** is regarded as a O2O platform provider and trader, focusing his business as an innovative O2O (ONLINE TO OFFLINE) business platform operator covering both online E-commerce and offline commercial chain entity of three dimensional synchronous operation together with integrated comprehensive services for consumer

manufacturing enterprises, i.e. Online + Offline + Service. As advised by **PCIM**, this platform is consisted of **PCIM**'s parent company, **"SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD.** (深圳市波特城投资管理有限公司)**"** and his 3 subsidiary companies: **"SHENZHEN PORTER COMMODITIES ELECTRONIC COMMERCIAL SERVICES CO. LTD.** (深圳市波特貨棧電子商務有限公司)**"**, **"SHENZHEN PORTER COMMERCIAL 3-DIMENSION INTERNET CO. LTD.** (深圳市波特商业立体网络有限公司)**"**, and **"SHENZHEN PORTER TRADING EXCHANGE UNITED INFORMATION CONSULTANT CO. LTD.** (深圳市易汇联信息咨询有限公司)**"**. The companies' information with their respective internet links are briefly listed below for reference purposes:

深圳市波特城投資管理有限公司 —— O2O 平臺運營商，其核心產品為 O2O 波特城，將產業地產（OFFLINE）與電子商務（ONLINE）領域進行融合，即實體 + 網路 + 服務。 按照波特城投資管理提供之資料，這創新平臺由其母公司，"深圳市波特城投資管理有限公司" 及其3間子公司： "深圳市波特貨棧電子商務有限公司"， "深圳市波特商業立體網路有限公司" 及 "深圳市易匯聯資訊諮詢有限公司" 組成，其相關企業名稱及公司資訊，簡列如下以供參考之用途:

3.1.1 SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD.

深圳市波特城投资管理有限公司

https://www.szcredit.org.cn/web/gspt/newGSPTDetail3.aspx?ID=851c3e1b449f43efaf3b3cb1d5040e6e

深圳市波特城投资管理有限公司 00:00:01

基本信息

- 登记备案信息[更新时间：2017-02-01]

注册号	440301107147478
统一社会信用代码	91440300067191075C

企业名称	深圳市波特城投资管理有限公司
法定代表人	陈宗华
住所	深圳市罗湖区莲塘街道国威路国威公司工业厂房 125 栋 1209 室
成立日期	2013 年 4 月 16 日
营业期限	永久经营
核准日期	2016-12-12
认缴注册资本总额	(人民币)200.0000 万元
企业类型	有限责任公司
经营范围	投资管理；股权投资；投资兴办实业（具体项目另行申报）；市场营销策划；在合法取得使用权的土地上从事房地产开发经营；房屋租赁；物业管理；会议、展览策划；酒店管理；电子商务；计算机软件开发与销售；国内贸易；进出口业务；信息咨询（不含限制项目）。^
企业登记状态	登记成立
年检情况	
年报情况	2015 年度报告

- 股东登记信息[更新时间：2017-02-01]
- 成员登记信息[更新时间：2017-02-01]
- 企业年报信息[更新时间：2017-02-01]
- 税务登记信息(国税)[更新时间：2016-12-04]
- 税务登记信息(地税)[更新时间：2016-12-28]

-
- 机构代码信息[更新时间：2017-02-01]
-
- 企业参保信息[更新时间：2017-01-28]
-
- 住房公积金缴存数据表[更新时间：2016-07-28]
-
- 电子商务认证企业信息[更新时间：2017-02-01]
-
- 电子商务认证企业网站信息[更新时间：2015-04-29]
-
- 企业变更信息[更新时间：2017-02-02]
-

3.1.2 SHENZHEN PORTER COMMODITIES ELECTRONIC COMMERCIAL SERVICES CO. LTD. 深圳市波特貨棧電子商務有限公司

https://www.szcredit.org.cn/web/gspt/newGSPTDetail3.aspx?ID=af2f1c3633914b7c862119179290dc32

深圳市波特货栈电子商务有限公司 00:00:01

基本信息

- 登记备案信息[更新时间：2017-02-01]
-

注册号	440307104848877

统一社会信用代码	914403005598788OX5
企业名称	深圳市波特货栈电子商务有限公司
法定代表人	陈宗华
住所	深圳市罗湖区莲塘国威路国威公司工业厂房 125 栋 1203 室
成立日期	2010 年 8 月 2 日
营业期限	自 2010 年 8 月 2 日至 2020 年 8 月 2 日
核准日期	2016-06-24
认缴注册资本总额	(人民币)1000.0000 万元
企业类型	有限责任公司（法人独资）
经营范围	网上经营：纺织品、服装、家用电器、电子产品、体育用品及器材、建筑材料、机械设备、家具、玩具、工艺品、金银饰品、珠宝饰品、化工产品（不含易燃、易爆、危险化学品）；日用品的购销；房屋租赁；物业管理；信息咨询（不含职业介绍及其他国家禁止、限制项目）；国内贸易（法律、行政法规、国务院决定规定在登记前须经批准的项目除外）；信息服务业务（仅限互联网信息服务业务）（凭有限的增值电信业务经营许可证经营）。^
企业登记状态	登记成立
年检情况	2012 年度已年检
年报情况	2015 年度报告

- 股东登记信息[更新时间：2017-02-01]
- 成员登记信息[更新时间：2017-02-01]
- 企业年报信息[更新时间：2017-02-01]

- 税务登记信息(国税)[更新时间：2016-12-04]
-
- 税务登记信息(地税)[更新时间：2016-12-28]
-
- 机构代码信息[更新时间：2017-02-01]
-
- 企业参保信息[更新时间：2017-01-28]
-
- 办贷款卡情况信息[更新时间：2013-12-17]
-
- 电子商务认证企业信息[更新时间：2017-02-01]
-
- 电子商务认证企业网站信息[更新时间：2015-04-29]
-
- 企业变更信息[更新时间：2017-02-02]
-

关于我们 | 保留所有权 | 联系我们

深圳市公共信用中心 电话：12315 技术支持：0755-83070383 备案许可证编号为：粤 ICP 备 12007392 号-1

地址：深圳市福田区竹子林益华大厦四楼

深圳网络警察报警平台 事业单位 经营性网站备案信息 公共信息安全网络监察

3.1.3 SHENZHEN PORTER COMMERCIAL 3-DIMENSION INTERNET CO. LTD.

深圳市波特商业立体网络有限公司

https://www.szcredit.org.cn/web/gspt/newGSPTDetail3.aspx?ID=c17d4cc6237c4c05b993b21608ed594e

深圳市波特商业立体网络有限公司 00:00:01

基本信息

- 登记备案信息[更新时间：2017-02-01]

注册号	440301103759831
统一社会信用代码	91440300682048860U
企业名称	深圳市波特商业立体网络有限公司
法定代表人	陈宗华
住所	深圳市罗湖区国威路国威公司工业厂房 125 栋 201 室
成立日期	2008 年 12 月 10 日
营业期限	自 2008 年 12 月 10 日至 2018 年 12 月 10 日
核准日期	2016-07-20
认缴注册资本总额	(人民币)428.5700 万元
企业类型	有限责任公司（法人独资）
经营范围	计算机软件和网络技术开发；计算机系统集成；计算机网络技术咨询、技术服务、技术转让；网页设计；局域网布线；国内商业、物资供销业（不含专营、专控、专卖商品）； 从事货物及技术的进出口业务(国家明令禁止及特种许可的除外)；投资咨询、信息咨询（不含人才中介服务及其它限制项目）；从事广告业务；信息服务业务（仅限互联网信息服务）。ˆ
企业登记状态	登记成立
年检情况	2012 年度已年检
年报情况	2015 年度报告

- 股东登记信息[更新时间：2017-02-01]

- 成员登记信息[更新时间：2017-02-01]

- 企业年报信息[更新时间：2017-02-01]
- 税务登记信息(国税)[更新时间：2016-12-04]
- 税务登记信息(地税)[更新时间：2016-12-28]
- 海关企业基本登记信息[更新时间：2016-11-15]
- 机构代码信息[更新时间：2017-02-01]
- 企业参保信息[更新时间：2017-01-28]
- 办贷款卡情况信息[更新时间：2013-12-17]
- 住房公积金缴存数据表[更新时间：2016-07-28]
- 对外贸易经营者备案登记资料[更新时间：2017-01-28]
- 电子商务认证企业信息[更新时间：2017-02-01]
- 电子商务认证企业网站信息[更新时间：2015-04-29]
- 企业变更信息[更新时间：2017-02-02]

3.1.4 SHENZHEN PORTER TRADING EXCHANGE UNITED INFORMATION CONSULTANT CO. LTD. 深圳市易汇联信息咨询有限公司

https://www.szcredit.org.cn/web/gspt/newGSPTDetail3.aspx?ID=cf53ff6bf04f4fd48b7e9c00973977dd

深圳市易汇联信息咨询有限公司 00:00:01

- 登记备案信息[更新时间：2017-02-01]

基本信息	注册号	440301107653014
	统一社会信用代码	914403000743871053
	企业名称	深圳市易汇联信息咨询有限公司
	法定代表人	周建筑
	住所	深圳市福田区莲花街道深南大道深圳特区报业大厦20层E-1
	成立日期	2013年7月22日
	营业期限	自2013年7月22日至2023年7月22日
	核准日期	2016-12-12
	认缴注册资本总额	(人民币)100.0000万元
	企业类型	有限责任公司（法人独资）
	经营范围	信息咨询；电子支付系统、智能卡、电脑软硬件、银行卡自动授权应用系统、自动缴费终端、移动POS机的技术开发与购销；电子产品的批发；家用电器的销售；代售机票；国内贸易（法律、行政法规、国务院决定规定在登记前须经批准的项目除外）。

企业登记状态	登记成立
年检情况	
年报情况	2015 年度报告

- 股东登记信息[更新时间：2017-02-01]
- 成员登记信息[更新时间：2017-02-01]
- 企业年报信息[更新时间：2017-02-01]
- 税务登记信息(国税)[更新时间：2016-12-04]
- 税务登记信息(地税)[更新时间：2016-12-28]
- 机构代码信息[更新时间：2017-02-01]
- 企业参保信息[更新时间：2017-01-28]
- 住房公积金缴存数据表[更新时间：2016-07-28]
- 企业变更信息[更新时间：2017-02-02]

关于我们 | 保留所有权 | 联系我们

深圳市公共信用中心 电话：12315 技术支持：0755-83070383 备案许可证编号为：粤 ICP 备 12007392 号-1

地址：深圳市福田区竹子林益华大厦四楼

深圳网络警察报警平台

事业单位

经营性网站备案信息

公共信息安全网络监察

3.1.5 Shareholdings Structure of PCIM's Parent Company & Subsidiary Companies
波特城投資管理之母公司及子公司股權結構

	Company Name 公司名稱	Legal Rep./ Executive Partner 法人代表/ 執行事務合夥人	Registered Capital 註冊資本	Paid Up Capital 實收資本	Set Up Date 成立日期	Name of Shareholder/ Partner 股東姓名/ 合夥人	Paid Sum 出資額	Shares Proportion 股權比例	Remark 備註
1	SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD. 深圳市波特城投资管理有限公司	CHEN Zhong Hua 陈宗华	RMB 2 M 人民幣 2 佰萬元	RMB 2 M 人民幣 2 佰萬元	2013-4-16	CHEN Zhong Hua 陈宗华	80.00	40.00%	Payable 認繳
							80.00	40.00%	Paid 實繳
						XIONG Xiao Mei 熊小梅	120.00	60.00%	Payable 認繳
							120.00	60.00%	Paid 實繳
2	SHENZHEN PORTER COMMODITIES ELECTRONIC COMMERCIAL SERVICES CO. LTD. 深圳市波特货栈电子商务有限公司	CHEN Zhong Hua 陈宗华	RMB 10 M 人民幣 1 仟萬元	RMB 10 M 人民幣 1 仟萬元	2010-8-2	SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD. 深圳市波特城投资管理有限公司	RMB 10 M 人民幣 1 仟萬元	100.00%	Paid 實繳
3	SHENZHEN PORTER COMMERCIAL 3-DIMENSION INTERNET CO. LTD. 深圳市波特商业立体网络有限公司	CHEN Zhong Hua 陈宗华	RMB 4,285,700 人民幣 4,285,700 元	RMB 4,285,700 人民幣 4,285,700 元	2008-12-10	SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD. 深圳市波特城投资管理有限公司	RMB 4,285,700 人民幣 4,285,700 元	100.00%	Paid 實繳

4	SHENZHEN PORTER TRADING EXCHANGE UNITED INFORMATION CONSULTANT CO. LTD. 深圳市易汇联信息咨询有限公司	ZHOU Jian Zhu 周建筑	RMB 1 M 人民幣 1 佰萬元	RMB 1 M 人民幣 1 佰萬元	2013-7-22	SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD. 深圳市波特城投资管理有限公司	RMB 1 M 人民幣 1 佰萬元	100%	Paid 實繳

PCIM has been developing an internet World Expo, a global public internet trading platform, O2O with a total of about nine million (9,000,000) registered internet users as at the date of valuation. **PCIM** provides "trading + comprehensive services + financial hatch" guidance to combine "commercial property development + commercial chains + electronic commercial trading + financial capital" to achieve publication of assets, credit sharing, securitization, enterprises interlinking, market interlinking, trading interlinking, economic interlinking, and development interlinking. As advised by **PCIM**, his O2O (www.17yugo.com) will exclusively select 10,000 best existing customers of hugest transaction volume from www.pt37.com and start operation comprehensively. And by 2021, this number will reach 100,000 with O2O platform of fully operation.

O2O 波特城之 ONLINE 產品 —— 資源平臺即 PT37平臺（www.pt37.com）, 於評估日期之網上注冊用戶, 總數約 9佰萬 (9,000,000), 以"平臺運營 + 集成服務 + 金融孵化" 為核心指引, 立體整合 "產業地產 + 商貿連鎖 + 電子商務 + 金融資本", 通過跨界產業融合, 實現資產公共化、信用化、證券化, 服務全球企業互聯、市場互聯、貿易互聯、經濟互聯、發展互聯, 打造連鎖化的 O2O 全球公共平臺,一個永不落幕的商業世博會。波特城投資管理預計 O2O 波特城之 ONLINE 產品 —— 商城平臺, 即17yugo平臺（www.17yugo.com）, 將於2018年從 PT37平臺中, 嚴格限量挑選10,000家優質商業交易客戶, 並開始全面經營運作, 至2021年止實現 O2O 運營時, 該篩選的交易客戶將達到100,000家。

3.2 **PCIM** is developing an environment for global production, Porter City trading and world consuming for a new world trading rules, new regulations, and new

environment with market growth potential from Renminbi millions to billions and finally exceeding trillions.

波特城投資管理正在發展及實現著全球生產、波特城交易服務、世界消費的格局，推動著世界商貿的新規則、新秩序、新環境, 波特城投資管理預計, 其市場的潛在增長發展空間與規模, 將會從現在的人民幣億元, 增長至百億元, 以至千億元及最終逾萬億元。

3.4 Brief Summary of PCIM 波特城投資管理摘要

3.4.1 Enterprise: SHENZHEN PORTER CITY INVESTMENT & MANAGEMENT CO. LTD .

企業名稱: 深圳市波特城投資管理有限公司。

3.4.2 Position: An innovative O2O (ONLINE TO OFFLINE) business platform operator, i.e. OFFLINE + ONLINE + SERVICES

企業定位: O2O平臺運營商（O2O，ONLINE TO OFFINE）, 即實體（OFFLINE）+ 網路（ONLINE）+服務。

3.4.3 Mission: Jointly investing, developing and operating a new special economic region, "New Special Region".

企業使命: 聯合投資建設運營新經濟特別合作區, 即"新特區"。

3.4.4 Commercial: Model ONLINE + OFFLINE + Services business platform operator covering both online E-commerce and offline commercial chain entity of three-dimensional synchronous operation together with integrated comprehensive services for consumer manufacturing enterprises.

商業模式: 實體+網路+服務，為原產地消費型生產製造企業提供線上線下立體同步垂直行銷運營的商貿及其綜合配套服務連鎖化 O2O 平臺。

3.4.4 Core Product: O2O Porter City.

核心產品: O2O 波特城

3.4.6 Product Model: "Platform Operation + comprehensive services + financial hatch" guidance to combine "commercial property development + commercial chains + electronic commercial trading + financial capital" to achieve enterprises interlinking.

產品模型: "平臺運營 + 集成服務 + 金融孵化" 為核心指引下立體整合 "產業地產 + 商貿連鎖 + 電子商務 + 金融資本", 實現產業集群橫縱疊加。

3.4.7 Core Competition: An innovative O2O (ONLINE TO OFFLINE) business platform operator. There are huge amount of registered customers, namely members of huge transaction in the platform. With "Platform Operation + comprehensive services + financial hatch" guidance, the platform can help those consumer manufacturing providers of their own origin to sell internationally, and serve the global enterprises interlinking, market interlinking, trading interlinking, economic interlinking, and development interlinking， while at the same time to achieve asset publicization, credit, securitization.

核心競爭: 創新的 O2O 連鎖化平臺，平臺擁有自己可篩選入的會員企業資源，通過平臺運營+集成服務+金融孵化等, 讓原產地消費型生產製造企業進行垂直化全球行銷, 實現企業互聯、市場互聯、貿易互聯、經濟互聯、發展互聯, 同時實現資產公共化、信用化、證券化。

3.4.8 Commercial Value: A cross industries assets trading platform, public O2O global chain platform to achieve publication of assets, credit sharing, and securitization to create and maximize the wealth in the society.

商業價值: 以跨界的產業融合，實現資產公共化、信用化、證券化.打造連鎖化的 O2O 全球公共平臺，最終以金融（大数据）創造社會財富的最大價值共用。

3.4.9 Social Value: Serve for the risks and security of commercial society, serve for the growth of brands of companies, serve for the better lives of the general public, and foster new regulations, rules, and environment for the world trading.

社會價值: 為商業流通安全分憂、為企業品牌成長服務、為百姓幸福生活著想，推動世界貿易的新規則、新秩序、新環境。

3.4.10 Growth Potential: Market growth potential from Renminbi millions to billions and, finally exceeding trillions.

價值增長潛空間: 從億元人民幣 - 百億元人民幣 - 億元人民幣 - 萬億的市場經濟成長空間。

3.5 Incomes, Costs and Profits estimated by PCIM 波特城投資管理之未來銷售及稅後盈利預計

According to **PCIM**'s business plan, sales turnover and profit after tax estimates for the years from 2017 to 2020 are as below:

按波特城投資管理提供之商業計劃書，波特城投資管理於 2017 年至 2020 年之未來銷售及稅後盈利預計約如下:

3.5.1 Turnover & Income estimated by PCIM from 2017 to 2020
波特城投資管理預期之2017年－2020年收益

Internet Mall, Porter City 波特城網上商城（www.17yugo.com）

YEAR 年度	Number of Traders 商家入駐數目	TURNOVER (RMB) 營業額 (人民幣)	Financial Clearing Income based on 1% of turnover 金融結算收益按營業額1%估計 (人民幣)
2017	Select 10,000 traders 挑選1萬個商家	——	——
2018	Total traders: 10,000 累計1萬個商家	10,000 x RMB 10,000 x 365 x 50% = RMB 18.25 billion 1萬家 x 1萬元 x 365天 x 50% = 182.5億元	RMB182,500,000 1.825億元
2019	Total traders: 20,000 累計2萬個商家	20,000 x RMB 10,000 x 365 x 50% = RMB 36.5 billion 2萬家 x 1萬元 x 365天 x 50% = 365億元	RMB 365,000,000 3.65億元
2020	Total traders: 30,000 累計3萬個商家	30,000 x RMB 10,000 x 365 x 50% = RMB 54.75 billion 3萬家 x 1萬元 x 365天 x 50% = 547.5億元	RMB 547,500,000 5.475億元
TOTAL 合計	**60,000 traders 6萬個商家**	60,000 x RMB 10,000 x 365 x 50% = RMB 100.95 billion 6萬家 x 1萬元 x 365天 x 50% = 1,000.95億元	**RMB 1,095,000,000 10.95億元**
		Operating Costs 運營成本	
2017		——	——
2018		98,000,000 x 10% + 98,000,000 = 107,800,000 0.98億元 x 10%+0.98億元 = 1.078億元	RMB 107,800,000 1.078億元
2019		107,800,000 x 15% + 107,800,000 = 124,000,000 1.078億元 x 15% + 1.078億元 = 1.24億元	RMB 124,000,000 1.24億元
2020		124,000,000 x 15% + 124,000,000 = 142,600,000 1.24億元 x 15% + 1.24億元 = 1.426億元	RMB 142,600,000 1.426億元
合計		?	RMB 374,400,000 **3.744**億元

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街 8 號國際金融中心 2 期 19 樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

Notes 說明	1. The 1st year will the free decoration and preparation period for the traders/ tenants of the Porter City Internet Mall (including floor plan mall, 3D mall and direct sales mall), no income will be from the 1st year. Income will start from the 2nd year. It is estimated that the turnover from of each trader/ tenant will be RMB 10,000. Because no real shops will be provided to traders/ tenants, only 50% of the estimated turnover will be counted. As advised by PCIM, the real shops of Porter City will be operating with the Porter City Internet Mall in 2021. 第一年網上商城為商家入駐裝修期 (含平面商城、3D商城、直銷商城), 暫不計算任何交易與收益；網上商城的收益從第二年開始計算，每家交易額按每天1萬元計；同時由於沒有實體平臺銷售, 僅網上商城平臺的交易額按50%進行預期交易額測算；2021年，該網上商城將實現與實體商城同步, 商家數量達10萬個。 2. As estimated by PCIM, the operating costs will be RMB 98,000,000 in 2017. This costs estimates include 300 staff with average salary at RMB 5,000 per month, internet servers & equipment and associated maintenance costs at RMB 30,000,000 per year, advertising and marketing costs at RMB 50,000,000 per year in 2017. Contingency costs will be 10% of the costs. And the operating costs will be increased by 15% every year. 運營成本按籌備與運營期平均300名員工, 綜合成本為每人每月5,000元計算；網路平臺升級及伺服器維護, 按年3,000萬元計算；行銷推廣成本按年5,000萬元計算；協力廠商運營成本不計算在運營成本之中；第一年不可預測成本按總成本的10%來計算；每年按15%遞增運營成本。則：300人 x 5000元 x 12個月 + 3,000萬元 + 5,000萬元 = 0.98億元。 3. From 2021, incomes from 17YUGO will be merged with the O2O Porter City, www.17yugo.com. 從2021年起，17YUGO平臺的運營收入及成本核算，將全部併入至O2O波特城, www.17yugo.com.。

3.5.2 PT37 O2O Enterprises Cloud Trading Platform
PT37 O2O 企業電商雲平臺

PT37 O2O Platform (www.pt37.com) has over nine million (9,000,000) registered users as at the date of valuation. They are potential enterprises/ traders/ tenants of the Porter City having the rights to enjoy the value added services of the O2O of the Porter City.

PT37 O2O 全球企業電子商務雲平臺 (www.pt37.com)，於評估日期，已經累積超過900萬個注冊會員, 他們均是波特城的准入駐客戶, 同樣享受波特城 O2O

運營增值服務。

YEAR 年度	No. of Registered Users 注冊會員數量	No. of Enterprise Users selected to join O2O Internet Mall, Porter City 篩選企業進入O2O波特城網上商城	Valued Added Services of Registered Enterprise Users 注冊企業會員增值服務費 (人民幣)	TOTAL 合計 (人民幣)
2017	Existing: 9,000,000 現有900萬	Selecting 10,000 1萬家	——	——
2018	Estimated: 7,000,000 估計700萬	Estimated Selected: 10,000 估計選1萬家	10,000 x RMB1,200 = RMB 12,000,000 1萬 x 1200元/家/年 = 0.12億元	RMB 12,000,000 0.12億元
2019	Estimated: 4,000,000 估計400萬	Estimated Selected: 20,000 估計選2萬家	20,000 x RMB1,200 = RMB 24,000,000 2萬 x 1200元/家/年 = 0.24億元	RMB 24,000,000 0.24億元
2020	Estimated: 1,000,000 估計100萬	Estimated Selected: 30,000 估計選3萬家	30,000 x RMB1,200 = RMB 36,000,000 3萬 x 1200元/家/年 = 0.36億元	RMB 36,000,000 0.36億元
Total 合計	——	——	——	**RMB 72,000,000** **0.72億元**
2021 & onwards **2021及之後**		**Estimated Selected:** **100,000** 估計選10萬家	100,000 x RMB1,200 = RMB 120,000,000 **10萬 x 1200元/家/年 = 1.2億元**	**RMB 120,000,000** **1.2億元**
Operating Costs 運營成本				——
2017	——			
2018	30 x RMB 5,000 x 12 + RMB 10,000,000 = RMB11,800,000 30人 x 5000元 x 12個月 + 0.1億元 = 0.118億元			RMB 11,800,000 0.118億元
2019	RMB 11,800,000 x 15% + RMB 11,800,000 = RMB 13,600,000 0.118億元 x 15% + 0.118億元 = 0.136億元			RMB 16,800,000 0.136億元
2020	RMB 13,600,000 x 15% + RMB 13,600,000 = RMB 15,600,000 0.136億元 x 15% + 0.136億元 = 0.156億元			RMB 15,600,000 0.156億元

Total 合計	——	**RMB 51,000,000** **0.51**億元
2021 & onwards **2021**及之後	**RMB 20,000,000 < Annual Operating Costs < RMB 40,000,000** **0.2**億元 ＜ 年運營費用 ＜**0.4**億元	
Remarks 備註	1. Any income in 2017 will not be considered by PCIM in his estimates, potential users selected by PICM to join the Internet Mall of Porter City will be charged an annual services fees of RMB 1,200 per enterprise user. By 2021, about 100,000 enterprises will be selected to join the O2O Internet Mall of Porter City. 2017年暫不計算收益；對篩選入駐波特城網上商城的會員企業將實行服務費用收取，按年每家企業人民幣1200元/進行計算；2021年將篩選10萬家企業入駐O2O波特城。 2. Due to the nature of the highly automatic operating services system of the www.pt37.com, the costs for staff services and system upgrading are generally lower. The estimated running costs include 30 staff with average monthly salary of RMB 5,000 per person and upgrading costs for the internet platform and server in the sum of about RMB 10 million. And these estimated costs will be increased by 15% every year. 由於PT37平臺是一個高度自助式企業電商雲平臺，人員服務及平臺升級平均年費用較低，因此PT37平臺的運營成本按30名員工，綜合成本為每人每月人民幣5,000元計算；網路平臺升級及伺服器, 維護按年人民幣1,000萬元計算；每年按照15%遞增運營成本。	

3.6 Enterprises Information Consultant Services Platform
企業資訊諮詢服務平臺

As advised, **PCIM**'s Enterprises Information Consultant Services Platform, currently has more than 100 agents mainly for bank receipts clearing agency services. Among them, about 40 are more active agents with annual handling turnover in the sum of about RMB 5 billion to 6 billion. The relevant services fees charged at about 1% of the handled turnover. The costs of the services are about 85% to 90% of the fees charges. Based on the existing business, **PCIM** plans to strengthen and increase the services of the Internet Mall and the PT37 Cloud Trading Platform in this area of bank clearing service. **PCIM** expects a strong growth of turnover and profits as well as the number of his agents for this services area that will become **PCIM**'s core business and services in the future.

波特城投資管理之企業資訊諮詢服務平臺，現業務以企業銀行收單代理服務, 現有分代理商超100個, 活躍度較高的分代理商約40個, 現每年的服務後臺交易額約人民幣50 - 60億元, 現服務收入毛利約為百分之十, 現運營成本約占服務收入的85% - 90%。波特城投資管理根據PT37電商雲平臺及波特城網上商城平臺的實際運營, 企業資訊諮詢服務平臺將增加服務科目與內容, 以代理企業產業鏈清算服務為核心業務, 未來將會加大拓展分代理商機構服務數量, 以波特城入駐企業為主要的服務物件並實現收益。

YEAR 年度	**No. of Agents** 代理商數量	**No. of Active Agents** 活躍數量	**Services Turnover per year** 每年服務交易額	**Net Services Income per year** 每年服務淨收入
2017	200 預計200家	100 預計100家	RMB 6 Billion 人民幣60億元	RMB 6 million 人民幣6佰萬元
2018	300 預計300家	150 預計150家	RMB 9 Billion 人民幣90億元	RMB 9 million 人民幣9佰萬元
2019	400 預計400家	200 預計200家	RMB 12 Billion 人民幣120億元	RMB 12 million 人民幣1仟2佰萬元
2020	500 預計500家	250 預計250家	RMB 15 Billion 人民幣150億元	RMB 15 million 人民幣1仟5佰萬元
Total 合計	——	——	——	**RMB 42 million** 人民幣4仟2佰萬元
2021 & onwards 2021及之後	**It is expected that the annual net incomes from this services area will be stable ranging between RMB 40 - 50 million in the future.** 預計未來每年這方面服務淨收入, 將會長期穩定在人民幣4仟萬元至5仟萬元.			

Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

Year 年度	Operating Costs 運營成本	
2017	RMB 4,000,000 x 85% = RMB 3,400,000 人民幣0.04億元 x 85% =人民幣0.034億元	RMB 3.4 million 人民幣3佰4拾萬元
2018	RMB 8,000,000 x 85% = RMB 6,800,000 人民幣0.08億元 x 85% =人民幣0.068億元	RMB 6.8 million 人民幣6佰8拾萬元
2019	RMB 12,000,000 x 85% = RMB 10,200,000 人民幣0.12億元 x 85% =人民幣0.102億元	RMB 10.2 million 人民幣1仟2拾萬元
2020	RMB 16,000,000 x 85% = RMB 13,600,000 人民幣0.16億元 x 85% =人民幣0.136億元	RMB 13.6 million 人民幣1仟3佰6拾萬元
Total 合計	?	**RMB 34 million** **人民幣3仟4佰萬元**
2021 & **onwards** **2021及之後**	**It is expected the running costs will be maintained at 85% of services income basis** **預期運營成本長期維持在服務收入的85%水準**	
Enterprises Business Chain Clearings 企業產業鏈清算		

YEAR 年度	**Annual Turnover** 每年交易額	**Annual Clearings Incomes Calculations** 每年清算收益結算	**Estimated Clearings Incomes** 預計每年清算收益
2017	——	——	——
2018	RMB 18.2 billion 人民幣182億元	——	——
2019	RMB 36.5 billion 人民幣365億元	RMB 18.2 billion x 10% x 5% = RMB 91,000,000 人民幣182億元 x 10% x 5% = 人民幣9仟1佰萬元	RMB 91 million 人民幣9仟1佰萬元
2020	RMB 54.7 billion 人民幣547億元	RMB 36.5 billion x 15% x 5% = RMB 274,000,000 人民幣365億元 x 15% x 5% = 人民幣2億7仟4佰萬元	RMB 274 million 人民幣2億7仟4佰萬元
Total 合計	——	——	**RMB 365 million** **人民幣3億6仟5佰萬元**

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

2021 & onwards 2021及之後	**PCIM expects that the above enterprises business clearings services will become his core business. It is estimated that the annual growth of this services areas will maintain a 5 % annual growth until 80% of the selected 10,000 enterprises use the aforesaid clearing services of PCIM.** 預計企業產業鏈清算為核心業務，維持5%的業務份額增長率，直至10萬家企業的80%企業實現企業產業鏈清算。
Note 說明	**The above incomes estimates from the clearing services of Porter Internet Mall is based on the calculation of the prediction of 10% enterprises will use the enterprises business clearings services with services charges based on 5% of annual clearings turnover in the 1st year. PCIM expects an annual clearings turnover growth of 5%.** 以上波特城網上商城預計收入，乃波特城投資管理根據企業全年交易額，第一年只有10%的企業做產業鏈清算，每年以5%的速率遞增，清算收益按5%計算。

Operating Costs 運營成本			
YEAR 年度	**Direct Costs** 直接成本	**Partner Platform Costs** 協力廠商平臺成本	**Total Costs** 合計成本
2017	——	——	——
2018	RMB 8 million 人民幣8佰萬元	——	RMB 8 million 人民幣8佰萬元
2019	RMB 9.2 million 人民幣9佰萬2拾元	RMB 91 million x 50% = RMB 45.5 million 人民幣9仟1佰萬元 x 50% = 人民幣4仟5佰5拾萬元	RMB 54.7 million 人民幣5仟4佰7拾萬元
2020	RMB 11 million 人民幣1仟1佰萬元	RMB 274 million x 50% = RMB 137 million 人民幣2.74億元 x 50% = 人民幣1億3仟7佰萬元	RMB 148 million 人民幣1億4仟8佰萬元
Total 合計	——	——	**RMB 210.7 million** **人民幣2億1仟7拾萬元**
2021 & onwards **2021及之後**	Operating costs will be calculated immediately according to the turnover growth. 根據業務份額的增長，即時核算運營成本		

Note 說明	Costs for system development and maintenance is estimated at RMB 5 million per year, staff costs at RMB 3 million per year. All costs will be increased by 15% per year. And partner platform costs will be estimated based on the 50% of the clearing services costs. 系統研發及維護費用每年按人民幣500萬元計算；人工成本每年按人民幣300萬元計算；所有成本每年按15%遞增；協力廠商平臺使用成本按清算收益的50%扣除成本。

3.7 Taxes estimated by PCIM
波特城投資管理預計之稅收部分

	Year 年份	Income (RMB) 收入 (人民幣)	Costs (RMB) 成本 (人民幣)	Value Added Tax (RMB) 增值稅 (人民幣)	Additional Taxes (RMB) 附加稅 (人民幣)	Profit Tax (RMB) 所得稅 (人民幣)	Total Taxes (RMB) 稅收合計 (人民幣)
Porter City 波特城	2017	---	---	---	---	---	---
	2018	182 million 1.82億元	107.8 million 1.078億元	26.44 million 0.2644億元	3.17 million 0.0317億元	17.76 million 0.1776億元	473.7 million 0.4737億元
	2019	365 million 3.65億元	124 million 1.24億元	53 million 0.53億元	6.36 million 0.0636億元	58.66 million 0.5866億元	118.02 million 1.1802億元
	2020	547 million 5.47億元	142.6 million 1.426億元	79.8 million 0.795億元	9.54 million 0.0954億元	98.72 million 0.9872億元	187.76 million 1.8776億元
PT37	2017						
	2018	12 million 0.12億元	11.8 million 0.118億元	1.74 million 0.0174億元	210,000 0.0021億元	---	1.95 million 0.0195億元

	2019	24 million 0.24億元	13.6 million 0.136億元	3.49 million 0.0349億元	420,000 0.0042億元	2.5 million 0.025億元	6.41 million 0.0641億元
	2020	36 million 0.36億元	15.6 million 0.156億元	5.23 million 0.0523億元	650,000 0.0065億元	4.94 million 0.0494億元	10.82 million 0.1082億元
Information Consultant Services 信息咨询服务	2017	4 million 0.04億元	3.4 million 0.034億元	110,000 0.0011億元	10,000 0.0001億元	150,000 0.0015億元	270,000 0.0027億元
	2018	8 million 0.08億元	14.8 million 0.148億元	1.16 million 0.0116億元	140,000 0.0014億元	1.7 million 0.017億元	3 million 0.03億元
	2019	103 million 1.03億元	65.2 million 0.652億元	14.496 million 0.1496億元	1.179 million 0.0179億元	9.45 million 0.0945億元	26.2 million 0.262億元
	2020	290 million 2.9億元	161.6 million 1.616億元	42.14 million 0.4214億元	5.06 million 0.0506億元	32.1 million 0.321億元	79.3 million 0.793億元

3.8 Estimated Turnover, Costs and Profit for the years from 2021 and onwards by PCIM
波特城投資管理預計2021年及往後收入成本及盈利

According to PCIM's business plan, sales turnover and profit after tax estimates for the years from 2021 and onwards are as below:

按波特城投資管理提供之商業計劃書，波特城投資管理於2021年及往後之未來銷售及稅後盈利預計約如下:

3.8.1 O2O Porter City
O2O 波特城

O2O Porter City will accommodate 100,000 enterprises for their business. PCIM will charge each enterprise RMB 100,000 as deposit for their operation in the Porter City.

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

By agreement, the tenanted enterprises agreed to authorize PCIM to use their deposits as a trust fund for investment., and the tenanted enterprises will be entitled to enjoy free rent for operating their business in the Porter City for unlimited period.

O2O 波特城將容納10萬個商家進駐經營，每個商家進駐按10萬元/家進行協議式託管資金即保證金交納，獲得永久免費入駐經營的權利。

3.8.1.1 Estimated Profits from Deposit Funds of Tenanted Enterprises Platform Members for Financial Investments by PCIM (RMB)
波特城投資管理預計平臺會員保證金資金池金融投資理財贏利

Real Estate Property Centre Planning 產業中心規劃	Gross Floor Area (m²) 建築面積 (平方米)	No. of Enterprise 企業數量	Commercial Property Price valued at RMB 10,000/ m² 商業物業資產按每平方米人民幣1萬元評估	Deposit Money per Enterprise 每家企業保證金	Total Sum of Deposit Money 保證金總金額	Estimated Return from Financial Investments and Management by PCIM based on 10% per year 金融投資理財年收益10%預估
O2O+F2C Enterprise Exhibition & Sales Platform O2O+F2C 企業展銷平臺	1,600,000 m² 160萬平方米	30,000 3萬家	RMB 16 billion 人民幣160億元	RMB 100,000 人民幣10萬元	RMB 3 billion 人民幣30億元	RMB 300 million 人民幣3億元
O2O+BMB Enterprise Agency Platform O2O+BMB 企業經紀平臺	100,000 m² 10萬平方米	2,000 0.2萬家	RMB 1 billion 人民幣10億元	RMB 200,000 人民幣20萬元	RMB 400 million 人民幣4億元	RMB 40 million 人民幣0.4億元

O2O+BPB Enterprise Convention & Exhibition Platform O2O+BPB 企業會展平臺	100,000 ㎡ 10萬 平方米	10,000 1萬家	RMB 1 billion 人民幣10億元	RMB 50,000 人民幣5萬元	RMB 500 million 人民幣5億元	RMB 50 million 人民幣0.5億元
O2O+BSB Enterprise Value Added Services Platform O2O+BSB 增值服務平臺	150,000 ㎡ 15萬平方米	1,000 0.1萬家	RMB 1.5 billion 人民幣15億元	RMB 150,000 人民幣15萬元	RMB 150 million 人民幣1.5億元	RMB 15 million 人民幣0.15億元
O2O+ECE CEO Enterprises Apartment Platform O2O+ECE CEO公館平臺	50,000 ㎡ 5萬平方米	10,000 1萬家	RMB 500 million 人民幣5億元	RMB 100,000 人民幣10萬元	RMB 1 billion 人民幣10億元	RMB 100 million 人民幣1億元
O2O+BOT Enterprise Foreign Office Platform O2O+BOT 企業外辦平臺	1,500,000 ㎡ 150萬平方米	15,000 1.5萬家	RMB 15 billion 人民幣150億元	RMB 500,000 人民幣50萬元	RMB 7.5 billion 人民幣75億元	RMB 750 million 人民幣7.5億元
O2O+TPO Enterprise President Office Platform O2O+TPO 總裁辦公平臺	250,000 ㎡ 25萬平方米	10,000 1萬家	RMB 2.5 billion 人民幣25億元	RMB 100,000 人民幣10萬元	RMB 1 billion 人民幣10億元	RMB 100 million 人民幣1億元
O2O+BMH Enterprise Hotel Platform O2O+BMH 企業酒店平臺	150,000 ㎡ 15萬平方米	10,000 1萬家	RMB 1.5 billion 人民幣15億元	RMB 100,000 人民幣10萬元	RMB 1 billion 人民幣10億元	RMB 100 million 人民幣1億元
O2O+BLD Enterprise Logistic Platform	200,000 ㎡ 20萬平方米	1,000 1,000家	RMB 2 billion 人民幣20億元	RMB 500,000 人民幣50萬元	RMB 500 million 人民幣5億元	RMB 50 million 人民幣0.5億元

Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

O2O+BLD 企業物流平臺						
O2O+BSC Enterprise Cultural & Tourist Commercial Street Platform O2O+BSC 文旅商街平臺	500,000 ㎡ 50萬平方米	5,000 5,000家	RMB 5 billion 人民幣50億元	RMB 500,000 人民幣50萬元	RMB 2.5 billion 人民幣25億元	RMB 250 million 人民幣2.5億元
O2O+S2C Business Venture Services Platform O2O+S2C 創業服務平臺	200,000 ㎡ 20萬平方米	3,000 3,000家	RMB 2 billion 人民幣20億元	RMB 50,000 人民幣5萬元	RMB 150 million 人民幣1.5億元	RMB 15 million 人民幣0.15億元
O2O+S2O Innovative Idea Services Platform O2O+S2O 創意服務平臺	200,000 ㎡ 20萬平方米	3,000 3,000家	RMB 2 billion 人民幣20億元	RMB 50,000 人民幣5萬元	RMB 150 million 人民幣1.5億元	RMB 15 million 人民幣0.15億元
合計	**5,000,000 ㎡ 500萬平方米**	**100,000 10萬家**	**RMB 50 billion 人民幣500億元**	——	**RMB 17.85 billion 人民幣178.5億元**	**RMB 1.785 billion 人民幣17.85億元**

Remarks 備注:

1. Based on the information disclosed in the above table as provided by PCIM, the deposit incomes from the enterprises selected from his members will be achieve RMB 178 billion as estimated by PCIM. And the deposits will be used by PCIM as a trust fund, "Deposit Funds of Tenanted Enterprises Platform Members" to provide financial management and investment services .
   根據波特城投資管理提供之上述表格資料顯示，通過會員席位制的選商方式，波特城投資管理預計可實現人民幣178億元的保證金收入，並做託管式投資理財服務。
2. As estimated by PCIM, profits from the Deposit Funds of Tenanted Enterprises Platform Members for financial investments and management by PCIM will achieve RMB 1.8 million.
   根據波特城投資管理預計，平臺對保證金資金池進行投資理財，年度可實現理財收益約人民幣18億元。

3.8.1.2 Estimated Annual Incomes from Financial Clearing for Enterprises

Platform Transaction Capital Pool/ Financial Credit by PCIM

波特城投資管理預計平臺企業交易資金池金融結算/金融信貸贏利

Real Estate Property Centre Planning 產業中心規劃	No. of Enterprises 商家數量	Daily Transaction / Enterprise 日均交易額/商家	Annual Transaction / Enterprise 年均交易額/商家	Total Annual Transaction 年總交易總額	Annual Income from Financial Clearing based on 1% of Annual Transaction 金融結算年收益按1%年交易額預估	Annual Income from Financial Credit based on 1% of Annual Transaction 金融信貸年收益按1%年交易額預估
O2O+F2C Enterprise Exhibition & Sales Center O2O+F2C 企業展銷中心	30,000 3萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 109 Billion 人民幣1,095億元	RMB 109.5 Million 人民幣10.95億元	RMB 109.5 Million 人民幣10.95億元
O2O+BMB Enterprise Agent Center O2O+BMB 企業經紀中心	2,000 0.2萬家	RMB 1 Million 人民幣100萬元	RMB 365 Million 人民幣3.65億元	RMB 73 Billion 人民幣730億元	RMB 730 Million 人民幣7.3億元	RMB 730 Million 人民幣7.3億元
O2O+BPB Enterprise Convention & Exhibition Center	10,000 1萬家	RMB 10,000 人民幣1萬元	RMB 3.65Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365Million 人民幣3.65億元	RMB 365Million 人民幣3.65億元

Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

O2O+BPB 企業會展中心						
O2O+BSB Value Added Services Center O2O+BSB 增值服務中心	1,000 0.1萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365 Million 人民幣3.65億元	RMB 365 Million 人民幣3.65億元
O2O+ECE CEO Apartment Center O2O+ECE CEO 公館中心	10,000 1萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365 Million 人民幣3.65億元	RMB 365 Million 人民幣3.65億元
O2O+BOT Enterprise Outbound Office Center O2O+BOT 企業外辦中心	15,000 1.5萬家	RMB 20,000 人民幣2萬元	RMB 7.30 Million 人民幣730萬元	RMB 109.5 Billion 人民幣1,095億元	RMB 1.095 Billion 人民幣10.95億元	RMB 1.095 Billion 人民幣10.95億元
5O2O+TPO President Office Center 5O2O+TPO 總裁辦公中心	10,000 1萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365 Million 人民幣3.65億元	RMB 365 Million 人民幣3.65億元
O2O+BMH Enterprise Hotel Center O2O+BMH 企業酒店中心	10,000 1萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365 Million 人民幣3.65億元	RMB 365 Million 人民幣3.65億元
O2O+BLD Enterprise Logistic Center O2O+BLD 企業物流中心	1,000 0.1萬家	RMB 100,000 人民幣10萬元	RMB 3.65 Million 人民幣365萬元	RMB 36.5 Billion 人民幣365億元	RMB 365 Million 人民幣36.5億元	RMB 365 Million 人民幣36.5億元
O2O+BSC Cultural & Tourist Commercial Street	5,000 0.5萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million	RMB 18.25 Billion 人民幣182.5億元	RMB 182.5 Million	RMB 182.5 Million

Center O2O+BSC 文旅商街中心			人民幣365萬元		人民幣1.825億元	人民幣1.825億元
O2O+S2C Venture Business Services Center O2O+S2C 創業服務中心	3,000 0.3萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 10.95 Billion 人民幣109.5億元	RMB 109.5 Million 人民幣1.095億元	RMB 109.5 Million 人民幣1.095億元
O2O+S2O Innovative Idea Services Center O2O+S2O 創意服務中心	3,000 0.3萬家	RMB 10,000 人民幣1萬元	RMB 3.65 Million 人民幣365萬元	RMB 10.95 Billion 人民幣109.5億元	RMB 109.5 Million 人民幣1.095億元	RMB 109.5 Million 人民幣1.095億元
Total 合計	**100,000** **10萬家**	——		**RMB 551.15 Billion** 人民幣5,511.5億元	**RMB 5.5115** **Billion** **人民幣55.115億元**	**RMB 5.5115** **Billion** **人民幣55.115億元**

Remarks 備注:

1. Based on the conservative prediction by PCIM for the 100,000 enterprises' transaction sum (on-line, off-line), the minimum commercial trading transaction will exceed RMB 500 billion each year.
   根據對10萬商家（線上、線下）的交易額保守估算，波特城投資管理預計，年度至少可實現超人民幣5,000億元的商貿交易額。
2. Based on the transaction cashflow predicted by PCIM, incomes from financial clearings will achieve RMB 5.5 Billion each year, and incomes from financial credit will achieve RMB 5.5 Billion each year.
   根據波特城投資管理預計交易流水，年度可實現金融結算收益人民幣55億元；金融信貸可實現人民幣55億元的收益。

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街 8 號國際金融中心 2 期 19 樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

3.8.1.3 Main Operating Costs 主要運營成本

	ITEMS 項目	RMB/ YEAR 估計金額（元/年）	備註 REMARKS
1.1	Property Management 物業管理	RMB 2 Billion 人民幣20.00億元	Water & electricity, heating, security, greenery, fire, equipment maintenance, staff salaries & benefits, equipment purchase, management remuneration are estimated based on the standards of Grade A shopping mall. 水電、採暖、安保、綠化、消防、設備運維、人員工資福利、設備採購、管理酬金。按高檔次購物中心的物業管理標準預估。
1.2	Operating Equipment 運營設備	RMB 540 Million 人民幣5.40億元	Internet terminal & server equipment for enterprises including exhibition & purchase and agents' terminal equipment, etc. 180,000 sets of these equipment will be purchased at about RMB 3,000 per set (the equipment will be renewed every 5 years. 商家經營終端設備、網路設備、含會展採購、經紀代理終端設備等。18萬套，約人民幣3000元/套。（每五年更換新設備）
1.3	Commercial Management 商業管理	RMB 1.5 Billion 人民幣15.00億元	3,000 persons will be employed at cost of RMB 5,000 per year. 3000人，每人成本人民幣5萬/年
1.4	Electricity System Maintenance 弱電運維	RMB 500 Million 人民幣5.00億元	Internet fiber utilization fees, data & information storage, plant rooms management, internet network maintenance including pre-stage cloud system construction fees amortization and the upgrading fees for the cloud system. 光纖使用費用、資料儲存、機房管理、網路維護、含前期雲系統建設費用分攤、雲系統升級費用等。
1.5	Marketing Fees 推廣費用	RMB 600 Million 人民幣6.00億元	It is estimated that the construction cost will be about RMB 20 billion. Marketing fees will be charged based on 3% of the construction cost. 一般按建安成本的3%計算，物業建安總成本約為人民幣200億元。
1.6	Contingency Fees 不可預測費用	RMB 100 Million 人民幣1.00億元	It is estimated that the construction cost will be about RMB 20 billion. Contingency fees will be charged based on 1% of the construction cost. 一般按建安成本的1%計算，物業建安總成本約為人民幣200億元。
1.7	Business & Additional Taxes 營業稅金及附加	——	Business tax will be free for the first 3 years and will be charged at 50% for the next 3 years 按營業稅金三免三減半
	Total 合計	**RMB 5.24 Billion** **人民幣52.4億元**	

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

4.0 BASIS OF VALUATION AND ASSUMPTIONS 評估基準及假設

The Business is valued on the basis of "Fair Market Value" in the premise of continued use which, in our appraisal, solely reflects the future economic benefit to be derived from the ownership of the Business. Fair Market Value in continued use premise is defined as the estimated amount at which an asset might be expected to exchange between a willing buyer and a willing seller, neither being under compulsion, each having reasonable knowledge of all relevant facts, and with the buyer and seller contemplating retention of the asset for continuation of current operations and implementation of its business plans.

業務企業「公平市場價值」評估乃按企業持有經營權及持續經營之未來淨收益之基準及限制下得出的估值意見。「公平市場價值」指自願買賣雙方在不受強迫情況下, 各自均對所有有關事實有合理的解釋, 及買賣雙方均擬保留該企業及資產, 持續作現有經營用途及實現其業務計劃及目標下, 預期交易所得之估計金額。

Our appraisal included discussions with the management of **PCIM** in relation to the history and nature of the business; a study of the financial projection; a review of the information, approvals, contracts and business plan provided by **PCIM** in connection with the strategy of and the plan of action to be taken by the management of the Business Enterprise to implement the business plan. We have reviewed its business plan and financial projections. And we have assumed that all the information, opinion and presentation provided by PCIM are accurate and correct. Before arrived at our opinion of value, we have considered the following major factors:

吾等的估值包括與波特城投資管理之管理層討論業務的往績及性質, 研究財務報告及未來淨收入預測, 審視波特城投資管理提供的相關資料如批文、合同及商業計劃書; 討論管理層提供有關採取策略及行動計畫, 以實現業務計畫的相關資料。吾等假設波特城投資管理向吾等提供的該等資料、意見及陳述均為準確及真實。在達致估值意見前, 吾等已經考慮以下主要因素:

i. the nature and the prospect of the **PCIM**'s concerned business;
有關波特城投資管理之業務性質及前景；

ii. the financial condition of the Business Enterprise;
波特城投資管理的財政狀況；

iii. the economic outlook of China in general and the specific economic and competitive element affecting the Business Enterprise, the industry and the market which it operates;
影響波特城投資管理的中國具體經濟, 競爭條件, 及針對其經營的行業及市場的因素；

iv. the market-derived investment returns of entities engaged in a similar line of business;
從市場上從事類似業務的企業所獲得的投資回報；

v. the business risk of the Business Enterprise; and
波特城投資管理的經營風險；及

vi. the Business Enterprise shall be entitled to the incomes projected based on the business plan.
基於波特城投資管理的業務計劃書, 預計其未來應得的收入。

Due to the prevailing business environment in which the Business Enterprise is operating, the following assumptions have been adopted in our appraisal in order to sufficiently support our concluded value of the Business Enterprise:

鑒於目前的經營環境情況, 吾等的估值採用以下假設, 以充分支持吾等對波特城投資管理的商業價值所下的評估結論:

i. there will be no major change in the existing political, legal and economic conditions in the PRC in which the Business Enterprise is operated;

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

波特城投資管理的經營所在地中國的現行政治、法律及經濟狀況，並無重大改變;

ii. there will be no major change in the current taxation law in the PRC that the rates of tax payable remain unchanged and that all applicable laws and regulations will be complied with;
中國現行的稅務法例並無重大改變，波特城投資管理的應付稅率維持不變，亦會遵守所有適用法例及法規;

iii. the interest rates and exchange rates will not differ materially from those presently prevailing;
息率及匯率與現行者並無重大差別;

iv. the contracts for sale of products are valid ad legal enforceable;
波特城投資管理之產品銷售合同皆為有效及可依法執行

v. the availability of finance will not be a constraint on the forecast growth of the Business Enterprise's operations in accordance with the business plan and the financial projections;
財務融資供應，對波特城投資管理之估計及預測，按照業務計畫及財務預測，所預期的增長，不會構成妨礙;

vi. the projects' business plan and the profit forecast prepared by the Business Enterprises are based on reasonable grounds, reflecting estimates which have been arrived at after due and careful considerations by the its management and will materialize;
波特城投資管理向吾等提供的業務計畫及盈利預測，乃根據合理之基準編製及預測，並反映管理層是在作出盡職及審慎考慮後，所達致的合理估計及預測，並會按業務計畫實現;

vii. The technology and patent rights to be utilized by the Business Enterprise in implementing its business plan will be viable and successfully deployed;

波特城投資管理用於其業務計畫的科技及知識產權，會可行及運作成功;

viii. the Business Enterprise has obtained all necessary permits and approvals to carry out the business operations and sales in China;
波特城投資管理已獲得所需批准及許可，在中國市場從事業務營運;

ix. the Business Enterprise will secure and retain competent management, key human resources, marketing and technical staff to implement its business plan and to support its ongoing operations;
波特城投資管理保證會維持完整的管理層、主要人力資源、市場推廣及技術員工，用以執行其業務計畫及支援其持續性營運;

x. Industry trends and market conditions for related industries in the concerned markets will not deviate significantly from the forecast of the Business Enterprise;
波特城投資管理的相關工業板塊走勢及市場情況不會重大偏離其預測;

xi. no allowance has been made in our valuation for any expenses, debts or taxation, which may be incurred in effecting a sale. It is assumed that the Business Enterprise will be rendered free from encumbrances, restrictions and outgoings of any onerous nature, which could affect the value.
於吾等評估中，任何促使交易成功的費用、債務及稅款等，都不會計入評估價值。吾等假設企業是免於,至使可能影響其價值的抵押負擔、限制及任何繁重之支出。

5.0 VALUATION METHODOLOGY 估價方法

In our appraisal, the Income Approach has been adopted. This approach focuses on the income-producing capability of the business operations of the Business Enterprise. Its underlying theory is that the value of the Business Enterprise can be measured by the present worth of the net economic benefit to be received over the useful life of the asset. In our opinion, this approach is the most appropriate in valuing the Business Enterprise since a rational buyer normally will purchase it only if the present value of

the expected economic benefits is at least equal to the purchase price. Based on this principle, the Income Approach estimates the future economic benefits and discounts these benefits to its present worth using a discount rate appropriate for the risks associated with realizing those benefits.

本估值採用收入法。此方法專注於企業營運的業務產生收入的能力。其相關理論是波特城投資管理的價值可按其資產, 以其在可使用年限期間, 帶來經濟效益淨值的現時價值而衡量。吾等認為, 由於合理買家通常僅會在預期經濟效益至少相等於購買價時, 方會進行收購, 故以此方法評估波特城投資管理最為適當。基於此原則，收入法估計未來經濟效益，並根據實現該等效益涉及風險所適用的折讓率，折現該等效益於估值日期的現值。

More specifically, we have employed the Discounted Cash Flow ("DCF") Method to arrive at our opinion of value. This method would necessitate the subtraction, from revenue from the operations, the profit sharing attributable to the distributors and general and administrative expenses in the computation of cash flow of PCIM from the valuation date in 2017 to 2036 for 20 years. After summing up all the years' present values of the net incomes of the Business Enterprise from 2017 to 2036, we will conclude our opinion of the Fair Market Value of PCIM.

更具體而言, 吾等採用折讓現金流量法, 達致吾等的估值意見。此方法計算由估值日期2017年直至2036年, 每年自由現金流量, 從經營收入減除經營費用及一般行政開支, 以得出2017年至2036年的期末及價值。在計算該等每年自由現金流量及期末價值於估值日期的現金總值後, 吾等可以達至波特城投資管理的公平市值評估意見。

In using the DCF method, we derived the discount rate using the "Capital Asset Pricing Model" ("CAPM"). The model is predicated on the fact that investors in risky assets require some additional expected return above the risk-free rate as compensation for bearing the risk of holding the assets. It hypothesizes that the return on a risky asset is a function of some risk-free return plus a risk premium which is a function of the amount of systematic risk associated with the asset. Systematic risk of an investment is

the uncertainty of future returns due to the sensitivity of that investment to movements in the return for the market as a whole.

吾等採用"資本資產定價模式", 以得出適當的折讓率。"資本資產定價模式"是預期投資者, 在持有帶風險的資產時, 期望獲得較無風險投資為高的回報率, 作為承受持有資產涉及風險的補償。此方法假設帶風險資產的回報, 相等於無風險回報加風險溢價, 而風險溢價則取決於資產涉及的結構性風險。

Our estimates of **PCIM**'s turnover and net profit after taxes from year ended 31st December 2017 to 2036 are as below:
吾等預測企業未來20年由2017年至2036年之營業收入及稅後盈利預測如下:

YEAR 年度	TURNOVER (RMB) 營業額 (人民幣)	PROFIT AFTER TAXES (RMB) 稅後盈利(人民幣)
2017	-----	-98,000,000
2018	182,500,000	52,290,000
2019	365,000,000	155,690,000
2020	547,500,000	229,970,000
2021	684,375,000	311,410,000
2022	821,250,000	373,700,000
2023	958,125,000	435,980,000
2024	1,095,000,000	517,420,000
2025	1,231,875,000	603,660,000
2026	1,368,750,000	694,690,000
2027	1,505,625,000	790,510,000
2028	1,642,500,000	862,370,000
2029	1,779,375,000	934,240,000
2030	1,916,250,000	1,006,100,000
2031	2,053,125,000	1,077,970,000
2032	2,190,000,000	1,149,830,000
2033	2,326,875,000	1,221,700,000

Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

2034	2,463,750,000	1,293,560,000
2035	2,600,625,000	1,365,430,000
2036	2,737,500,000	1,437,290,000
2017-2036:	**28,470,000,000**	**14,415,810,000**

6.0 LIMITING CONDITIONS 限制條件

We have relied to a considerable extent, on the information provided by the Business Enterprise and have accepted advice given to us by the Business Enterprise on such matters as business plan, business forecasts, approvals, contracts, patent rights and in the identification of the Business Assets.

吾等根據企業提供的資料及意見作為評估的參考，此等資料包括業務計劃書、財務預測、批文、合同、知識產權及資產表確認等。

We have had no reason to doubt the truth and accuracy of the information provided to us by the Business Enterprise which are material to this valuation. We have also advised by the Business Enterprise that no material facts have been omitted from the information supplied for the purposes of this valuation for PCIM.

吾等確信企業提供的參考資料，對是次評估甚爲重要，吾等沒有不可信之原因，去質疑其真確性及準確性。企業亦確認在提供參考資料時，沒有省畧提供重要的事實，作為吾等評估之參考。

No allowance has been made in our valuation for any charges, mortgages or amount owing on any of the Business Assets nor for any expense or taxation which may incurred in effecting a sale. We have assumed that the Business Enterprise is free from encumbrances, restrictions and outgoings of an onerous nature which could affect its value.

於吾等評估中，任何促使交易成功的費用、債務及稅款等，都不會計入評估價值。吾等假設企業是免於至使可能影響其價值的抵押負擔、限制及任何繁重之支出。

No reference to our name or this report in whole or in part, in any document you

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

prepare and/or distribute to third parties may be made without our written consent.

未經吾等書面同意，貴司不可以引用本公司名稱或本評估報告之全部或部份內容於 貴司送發任何第三方文件之上。

7.0 CONCLUSION OF VALUE 評估結論

Based upon our professional analysis, assumptions and professional appraisal method employed, it is our opinion that as of 28th March 2017, the fair market value of the Business Enterprise is represented by the sum of **RMB 550,000,000.- (RENMINBI FIVE HUNDRED AND FIFTY MILLION ONLY).** This conclusion of value is based on generally accepted valuation procedures and practices that rely extensively on the use of numerous assumptions and the consideration of many uncertainties, not all of which can be easily quantified or ascertained. We have not investigated the title to nor any liabilities against the Business Enterprise appraised.

吾等評估意見，乃基於吾等之專業分析假設及使用專業評估方法，本次評估確定波特城投資管理於估值日期，2017年3月28日之公平市場值為人民幣 **550,000,000元 (人民幣伍億伍仟萬元正)**。本次評估結論是基於一般接受之評估程序及執業通例，依據不同之假設及許多不確定性的考慮，而這些不確定性，不一定可以全部輕易地被量化或確定。吾等沒有負責查證企業所持有的資產或債務。

Yours faithfully,
For and on behalf of
Asia Asset Limited

Dr. Edward Seung Fai WONG 黃尚輝博士
BSc(Hon) MSc(ULA) PhD MRICS MHKIS RPS(GP) RBV MCIREA
Royal Chartered Surveyor, Registered Professional Surveyor, Registered Business Valuer
英國皇家特許測量師、英國皇家特許估值師、香港執業註冊專業(產業)測量師、
香港測量師學會產業測量師、香港測量師學會估值師、香港執業註冊商業評估師、
中華人民共和國建級部批准之中國房地產估價師
President 亞洲資產有限公司總裁

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街 8 號國際金融中心 2 期 19 樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

Dr. Edward Seung Fai WONG, President of Asia Asset Limited, is a member of The Royal Institution of Chartered Surveyors (MRICS), a Royal Chartered General Practice Surveyor, a Royal Chartered Valuation Surveyor, a Registered Professional Surveyors in the General Practice Division {RPS(GP)} in Hong Kong, a member of The Hong Kong Institute of Surveyors (MHKIS), a General Practice Surveyor of The Hong Kong Institute of Surveyors, a Valuation Surveyor of The Hong Kong Institute of Surveyors, a Registered Business Valuer of The Hong Kong Business Valuation Forum (HKBVF), a member of The China Institute of Real Estate Appraiser (MCIREA), and a Valuer of The China Institute of Real Estate Appraiser approved by the Construction Department of The People's Republic of China.

Dr. Edward S.F. WONG is a holder of a PhD Degree from The Queen's University of Brighton, a MSc Degree in Urban Land Appraisal (ULA) from The University of Reading, and a BSc (Hon) Degree in Land Management from The University of Reading.

Dr. Edward S.F. WONG has over 23 years' professional experience in valuation of buildings and lands, business, tangible and intangible assets in China, Hong Kong, Macau and overseas since 1993. He has been participating in many listing valuations and listing companies related valuations in Hong Kong, Australia, The United Kingdom UK), The United States of America (USA), Canada, Singapore and overseas since 1993.

Dr. Edward S.F. WONG has been acting as "Valuation Expert Witness" before Courts in HK and Macau since 1993. And he is the assessor of the Assessment of Professional Competence (APC) of The Royal Institution of Chartered Surveyors (RICS) since 2013.

黃尚輝博士 為亞洲資產有限公司總裁、英國皇家特許測量師、英國皇家特許估值師、香港執業註冊專業(產業)測量師、香港測量師學會產業測量師、香港測量師學會估值師、香港執業註冊商業評估師 (黃尚輝博士 名列於香港商業估值議會估值師名單之內) 及中華人民共和國建级部批准之中國房地產估價師。

黃尚輝博士 持有英皇白禮頓大學哲學博士學位{PhD}、雷丁大學土地管理榮譽學士學位{BSc (Hon)}及雷丁大學土地評估碩士學位{MSc (ULA)}。

Asia Asset Limited
亞洲資產有限公司
Level 19, Two International Finance Centre
8 Finance Street, Central, Hong Kong
香港中環金融街8號國際金融中心2期19樓
TEL: 852-51833757 FAX: 852-37908179
AsiaAssetLimited@gmail.com

黃尚輝博士 自1993年起，於中國、香港、澳門及海外之房產、土地、商業、有型及無型資產執行專業估值，擁有逾23年執業專業評估及測量經驗。黃尚輝博士 自1993年起，參與香港、澳洲、英國、美國、加拿大、星加坡及海外上市及上市公司相關之多項專業評估工作。

黃尚輝博士 自1993年起，作為估值專家證人，受委任出席香港高等法院、區域法院、土地審裁署、澳門法院，為法庭提供估值專業意見。 黃尚輝博士 自2013年起，為英國皇家特許測量師學會專業資格評審委員。

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BUSINESS

VALUATION REPORT

商業估值報告完畢